Exhibit 99.3


                                                SUPPLEMENTAL FINANCIAL INFORMATION

                                                           CONOCOPHILLIPS
                        ================================================================================
                                              SUMMARY OF NET INCOME (LOSS) BY SEGMENT



                                                                            Millions of Dollars
                                        -------------------------------------------------------------------------------------------
                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------

Income (Loss) from Continuing Operations
U.S. E&P                                     892     966    1,107    1,325     4,290      1,181   1,300      995             3,476
International E&P                            895     963    1,181    1,105     4,144      1,372   2,004      909             4,285
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                  1,787   1,929    2,288    2,430     8,434      2,553   3,304    1,904             7,761
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream                                    385      68       88      147       688        110     108      169               387
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                     570     936    1,096      805     3,407        297   1,433    1,444             3,174
International R&M                            130     174      294      251       849         93     275       20               388
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                    700   1,110    1,390    1,056     4,256        390   1,708    1,464             3,562
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                            110     148      267      189       714        249     387      487             1,123

Chemicals                                    133      63       13      114       323        149     103      142               394

Emerging Businesses                           (8)     (8)       -       (4)      (20)         8     (12)      11                 7

Corporate and Other                         (184)   (179)    (242)    (150)     (755)      (168)   (412)    (301)             (881)

-------------------------------------------------------------------------------------  --------------------------------------------
Consolidated                               2,923   3,131    3,804    3,782    13,640      3,291   5,186    3,876            12,353
=====================================================================================  ============================================

Cumulative Effect of Accounting Changes
U.S. E&P                                       -       -        -       (2)       (2)         -       -        -                 -
International E&P                              -       -        -       (2)       (2)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                      -       -        -       (4)       (4)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream                                      -       -        -        -         -          -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                       -       -        -      (78)      (78)         -       -        -                 -
International R&M                              -       -        -       (5)       (5)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                      -       -        -      (83)      (83)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                              -       -        -        -         -          -       -        -                 -

Chemicals                                      -       -        -        -         -          -       -        -                 -

Emerging Businesses                            -       -        -       (1)       (1)         -       -        -                 -

Corporate and Other                            -       -        -        -         -          -       -        -                 -

-------------------------------------------------------------------------------------  --------------------------------------------
Consolidated                                   -       -        -      (88)      (88)         -       -        -                 -
=====================================================================================  ============================================
Income (Loss) from Discontinued Operations
Corporate and Other                          (11)      7       (4)     (15)      (23)         -       -        -                 -
=====================================================================================  ============================================
Net Income (Loss)
U.S. E&P                                     892     966    1,107    1,323     4,288      1,181   1,300      995             3,476
International E&P                            895     963    1,181    1,103     4,142      1,372   2,004      909             4,285
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                  1,787   1,929    2,288    2,426     8,430      2,553   3,304    1,904             7,761
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream                                    385      68       88      147       688        110     108      169               387
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                     570     936    1,096      727     3,329        297   1,433    1,444             3,174
International R&M                            130     174      294      246       844         93     275       20               388
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                    700   1,110    1,390      973     4,173        390   1,708    1,464             3,562
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                            110     148      267      189       714        249     387      487             1,123

Chemicals                                    133      63       13      114       323        149     103      142               394

Emerging Businesses                           (8)     (8)       -       (5)      (21)         8     (12)      11                 7

Corporate and Other                         (195)   (172)    (246)    (165)     (778)      (168)   (412)    (301)             (881)
-------------------------------------------------------------------------------------  --------------------------------------------
Consolidated                               2,912   3,138    3,800    3,679    13,529      3,291   5,186    3,876            12,353
=====================================================================================  ============================================


                                                          CONOCOPHILLIPS
                        ================================================================================
                                        INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES



                                                                          Millions of Dollars
                                        -------------------------------------------------------------------------------------------
                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Income from Continuing Operations
  Before Income Taxes
U.S. E&P                                   1,388   1,504    1,728    2,019     6,639      1,853   2,062    1,598             5,513
International E&P                          2,020   2,152    2,567    2,550     9,289      2,862   3,814    3,460            10,136
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                  3,408   3,656    4,295    4,569    15,928      4,715   5,876    5,058            15,649
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream                                    449     107      138      208       902        173     187      214               574
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                     901   1,485    1,766    1,379     5,531        512   2,260    2,282             5,054
International R&M                            160     203      368      330     1,061        112     343      107               562
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                  1,061   1,688    2,134    1,709     6,592        624   2,603    2,389             5,616
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                            115     153      275      196       739        257     398      496             1,151

Chemicals                                    187      84       (3)     148       416        209     134      191               534

Emerging Businesses                          (13)    (13)      (2)     (10)      (38)         9     (20)      14                 3

Corporate and Other                         (267)   (243)    (283)    (199)     (992)      (190)   (496)    (425)           (1,111)
-------------------------------------------------------------------------------------  --------------------------------------------
Consolidated                               4,940   5,432    6,554    6,621    23,547      5,797   8,682    7,937            22,416
=====================================================================================  ============================================
Income from Continuing Operations
  Effective Tax Rates
U.S. E&P                                   35.7%   35.8%    35.9%    34.4%     35.4%      36.3%   37.0%    37.7%             36.9%
International E&P                          55.7%   55.3%    54.0%    56.7%     55.4%      52.1%   47.5%    73.7%             57.7%
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                  47.6%   47.2%    46.7%    46.8%     47.0%      45.9%   43.8%    62.4%             50.4%
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream                                  14.3%   36.4%    36.2%    29.3%     23.7%      36.4%   42.2%    21.0%             32.6%
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M                                   36.7%   37.0%    37.9%    41.6%     38.4%      42.0%   36.6%    36.7%             37.2%
International R&M                          18.8%   14.3%    20.1%    23.9%     20.0%      17.0%   19.8%    81.3%             31.0%
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                  34.0%   34.2%    34.9%    38.2%     35.4%      37.5%   34.4%    38.7%             36.6%
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment                           4.3%    3.3%     2.9%     3.6%      3.4%       3.1%    2.8%     1.8%              2.4%

Chemicals                                  28.9%   25.0%       --    23.0%     22.4%      28.7%   23.1%    25.7%             26.2%

Emerging Businesses                        38.5%   38.5%       --    60.0%     47.4%      11.1%   40.0%    21.4%                --

Corporate and Other                        31.1%   26.3%    14.5%    24.6%     23.9%      11.6%   16.9%    29.2%             20.7%
-------------------------------------------------------------------------------------  --------------------------------------------
Consolidated                               40.8%   42.4%    42.0%    42.9%     42.1%      43.2%   40.3%    51.2%             44.9%
=====================================================================================  ============================================

                                                          CONOCOPHILLIPS
                        ================================================================================
                             CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)



                                                                           Millions of Dollars
                                        -------------------------------------------------------------------------------------------
                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
U.S. E&P
Gain (loss) on asset sales                    90       -        -        -        90          -      15        -                15
Impairments                                    -       -        -        -         -          -     (26)       -               (26)
Insurance premium adjustments                  -      (5)      (4)      (8)      (17)        (2)      -       (5)               (7)
Pending claims and settlements                 -      15        -      (23)       (8)         -       -       18                18
Business interruption insurance
 claims recovery                               -       -        -        -         -          -       -       15                15
Enacted tax legislation                        -       -        -        -         -          -       2        -                 2
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                       90      10       (4)     (31)       65         (2)     (9)      28                17
-------------------------------------------------------------------------------------  --------------------------------------------

International E&P
Gain (loss) on asset sales                     -      15        -        -        15          -      25        -                25
Insurance premium adjustments                  -     (10)     (12)     (19)      (41)       (10)      -      (10)              (20)
International tax law changes                  -       -        -       38        38          -     401     (270)              131
Impairments                                    -       -        -        -         -          -       -       (4)               (4)
Business interruption insurance
 claims recovery                               -       -        -        -         -          -       -       11                11
Pending claims and settlements                 -       -        -        -         -          -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                        -       5      (12)      19        12        (10)    426     (273)              143
-------------------------------------------------------------------------------------  --------------------------------------------
Total E&P                                     90      15      (16)     (12)       77        (12)    417     (245)              160
-------------------------------------------------------------------------------------  --------------------------------------------
Midstream
Impairments                                   (6)     (7)       -        -       (13)         -       -        -                 -
DEFS' sale of TEPPCO general partnership     306       -        -        -       306          -       -       30                30
Enacted tax legislation                        -       -        -        -         -          -      (6)       -                (6)
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                      300      (7)       -        -       293          -      (6)      30                24
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. R&M
Gain (loss) on asset sales                    31       -        -        -        31          -       -        -                 -
Impairments                                    -       -        -        -         -          -       -      (35)              (35)
Insurance premium adjustments                  -      (7)      (9)     (14)      (30)        (6)      -       (7)              (13)
Discontinuation of a marketing
   incentive program                           -       -      (16)       -       (16)         -       -        -                 -
Hurricanes impact on maintenance & repairs     -       -        -      (57)      (57)         -       -        -                 -
Business interruption insurance
 claims recovery                               -       -        -        -         -          -       -      111               111
Pending claims and settlements                 -       -        -        -         -          -       -        -                 -
Enacted tax legislation                        -       -        -        -         -          -      34        -                34
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                       31      (7)     (25)     (71)      (72)        (6)     34       69                97
-------------------------------------------------------------------------------------  --------------------------------------------
International R&M
Gain (loss) on asset sales                     -      25        -        -        25          -       -        -                 -
Impairments                                    -       -        -        -         -          -       -     (214)             (214)
Insurance premium adjustments                  -       -        -        -         -         (1)      -       (1)               (2)
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                        -      25        -        -        25         (1)      -     (215)             (216)
-------------------------------------------------------------------------------------  --------------------------------------------
Total R&M                                     31      18      (25)     (71)      (47)        (7)     34     (146)             (119)
-------------------------------------------------------------------------------------  --------------------------------------------
LUKOIL Investment
Ownership interest adjustment                  -       -        -        -         -          -       -       23                23
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                        -       -        -        -         -          -       -       23                23
-------------------------------------------------------------------------------------  --------------------------------------------
Chemicals
Business interruption insurance
 claims recovery                               -       -        -        -         -          -       -        7                 7
Enacted tax legislation                        -       -        -        -         -          -      (5)       -                (5)
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                        -       -        -        -         -          -      (5)       7                 2
-------------------------------------------------------------------------------------  --------------------------------------------
Emerging Businesses
Property write-down                            -       -        -        -         -          -     (14)       -               (14)
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                        -       -        -        -         -          -     (14)       -               (14)
-------------------------------------------------------------------------------------  --------------------------------------------
Corporate and Other
Acquisition-related expenses                   -       -        -        -         -         (5)    (39)     (32)              (76)
Premium on early debt retirement              (8)      -      (42)     (42)      (92)         -       -        -                 -
Pending claims and settlements                 -       -        -        -         -        (15)      -        -               (15)
Canada tax law change                          -       -        -        -         -          -     (10)       -               (10)
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                       (8)      -      (42)     (42)      (92)       (20)    (49)     (32)             (101)
-------------------------------------------------------------------------------------  --------------------------------------------
Total Company                                413      26      (83)    (125)      231        (39)    377     (363)              (25)
=====================================================================================  ============================================


                                                            CONOCOPHILLIPS
                             ================================================================================
                                                        CASH FLOW INFORMATION


                                                                            Millions of Dollars
                                        -------------------------------------------------------------------------------------------
                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Cash Flows from Operating Activities
  Income from continuing operations        2,923   3,131    3,804    3,782    13,640      3,291   5,186    3,876            12,353
  DD&A and property impairments            1,063     994    1,049    1,189     4,295      1,180   2,015    2,404             5,599
  Dry hole costs and leasehold impairments   109      47       55      138       349         38      47       56               141
  Accretion on discounted liabilities         48      41       46       58       193         60      73       74               207
  Deferred income taxes                      123     369      261      348     1,101        168    (390)     495               273
  Undistributed equity earnings             (805)   (414)    (463)     (92)   (1,774)       (67)   (687)    (253)           (1,007)
  Net gain on asset dispositions            (177)    (65)     (22)     (14)     (278)        (3)    (53)      (8)              (64)
  Other                                      (78)   (113)     192     (140)     (139)      (203)    189     (282)             (296)
  Net working capital changes                888  (1,224)   1,177     (595)      246        336  (1,536)    (127)           (1,327)
  Discontinued operations                     (5)      2       (3)       1        (5)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by
  Operating Activities                     4,089   2,768    6,096    4,675    17,628      4,800   4,844    6,235            15,879
-------------------------------------------------------------------------------------  --------------------------------------------
Cash Flows from Investing Activities
  Capital expenditures and investments*:
    E&P                                   (1,206) (2,337)  (1,475)  (1,666)   (6,684)    (2,206) (2,172)  (2,454)           (6,832)
    Midstream                                 (1)      -     (838)       -      (839)        (1)     (1)       -                (2)
    R&M                                     (275)   (360)    (440)    (663)   (1,738)    (1,635)   (475)    (374)           (2,484)
    LUKOIL Investment                       (324)   (384)    (815)    (637)   (2,160)      (612)   (648)    (702)           (1,962)
    Chemicals                                  -       -        -        -         -          -       -        -                 -
    Emerging Businesses                        4      (7)      (2)       -        (5)       (12)    (28)      (6)              (46)
    Corporate and Other                      (20)    (37)     (56)     (81)     (194)       (48)    (78)     (61)             (187)
-------------------------------------------------------------------------------------  --------------------------------------------
      Total capital expend. & investments (1,822) (3,125)  (3,626)  (3,047)  (11,620)    (4,514) (3,402)  (3,597)          (11,513)
  Acquisition of Burlington Resources Inc.*    -       -        -        -         -    (14,190)    (94)      (1)          (14,285)
  Proceeds from asset dispositions            87     221      300      160       768          5      68      173               246
  Long-term advances to/collections from
    affiliates and other investments          25       4      (58)    (135)     (164)      (115)   (151)    (251)             (517)
  Discontinued operations                      -       -        -        -         -          -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
Net Cash Used for Investing Activities    (1,710) (2,900)  (3,384)  (3,022)  (11,016)   (18,814) (3,579)  (3,676)          (26,069)
-------------------------------------------------------------------------------------  --------------------------------------------
Cash Flows from Financing Activities
  Net issuance (repayment) of debt          (986)    (13)    (513)  (1,038)   (2,550)    15,324  (2,756)  (1,630)           10,938
  Issuance of stock                          155     108      114       25       402         40      64       41               145
  Repurchase of stock                       (194)   (382)    (589)    (759)   (1,924)         -    (425)    (250)             (675)
  Dividends                                 (348)   (432)    (430)    (429)   (1,639)      (496)   (595)    (593)           (1,684)
  Other                                       64      33      (10)     (60)       27        (27)    (20)     (76)             (123)
-------------------------------------------------------------------------------------  --------------------------------------------
Net Cash Provided by (Used for)
  Financing Activities                    (1,309)   (686)  (1,428)  (2,261)   (5,684)    14,841  (3,732)  (2,508)            8,601
-------------------------------------------------------------------------------------  --------------------------------------------
Effect of Exchange Rate Changes              (36)    (62)     (22)      19      (101)       (33)    113       (9)               71
-------------------------------------------------------------------------------------  --------------------------------------------
Net Change in Cash
  and Cash Equivalents                     1,034    (880)   1,262     (589)      827        794  (2,354)      42            (1,518)
Cash and cash equivalents
  at beginning of period                   1,387   2,421    1,541    2,803     1,387      2,214   3,008      654             2,214
-------------------------------------------------------------------------------------  --------------------------------------------
Cash and Cash Equivalents
  at End of Period                         2,421   1,541    2,803    2,214     2,214      3,008     654      696               696
=====================================================================================  ============================================
 * Net of cash acquired.


                                                              CONOCOPHILLIPS
                                ================================================================================
                                                                TOTAL E&P


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
E&P Net Income ($ Millions)                1,787   1,929    2,288    2,426     8,430      2,553   3,304    1,904             7,761
=====================================================================================  ============================================
Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)           1,600   1,537    1,521    1,590     1,562      1,610   2,134    2,036             1,929
-------------------------------------------------------------------------------------  --------------------------------------------
E&P segment plus LUKOIL Investment segment:1,801   1,760    1,787    1,883     1,808      1,932   2,537    2,472             2,317
-------------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Consolidated                               822     780      766      777       786        777     924      865               855
  Equity affiliates                          120     123      124      116       121        126     121      104               117
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                    942     903      890      893       907        903   1,045      969               972
=====================================================================================  ============================================
Sales of crude oil produced (MB/D)           940     932      883      916       918        913   1,040      953               969
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)                    94      80       92       99        91         97     152      146               132
-----------------------------------------------------------------------------------------------------------------------------------
Natural Gas (MMCF/D)
  Consolidated                             3,295   3,191    3,099    3,468     3,263      3,554   5,498    5,379             4,818
  Equity affiliates                            5       7       10        3         7         11      10        8                 9
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                  3,300   3,198    3,109    3,471     3,270      3,565   5,508    5,387             4,827
=====================================================================================  ============================================
Canadian Syncrude (MB/D)                      14      21       21       20        19         16      19       23                20
-------------------------------------------------------------------------------------  --------------------------------------------
Industry Prices (Platt's)
Crude Oil ($/bbl)
  WTI spot                                 49.70   53.03    63.05    59.99     56.44      63.28   70.40    70.38             68.02
  Brent dated                              47.50   51.59    61.54    56.90     54.38      61.75   69.62    69.49             66.96
Natural Gas ($/mmbtu)
  Henry Hub -- First of Month               6.27    6.74     8.53    13.00      8.64       9.01    6.80     6.58              7.47
-------------------------------------------------------------------------------------  --------------------------------------------
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated                             44.89   48.88    58.49    55.06     51.74      58.97   65.89    67.37             64.30
  Equity affiliates                        30.38   36.11    45.25    38.90     37.79      43.38   52.28    46.98             47.36
  Total                                    43.15   46.93    56.64    53.05     49.87      56.63   64.34    65.04             62.18
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids ($/bbl)                33.44   35.10    41.54    42.75     38.32      43.13   41.75    43.62             42.78
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas ($/mcf)
  Consolidated                              5.24    5.53     6.40     7.96      6.32       7.26    5.86     5.92              6.22
  Equity affiliates                         0.25    0.32     0.20     0.28      0.26       0.23    0.36     0.32              0.30
  Total                                     5.24    5.52     6.38     7.94      6.30       7.24    5.85     5.91              6.21
-------------------------------------------------------------------------------------  --------------------------------------------
Exploration Charges ($ Millions)
  Dry Holes                                   88      30       32       83       233         19      15       18                52
  Lease Impairments                           20      18       23       55       116         19      33       37                89
-------------------------------------------------------------------------------------  --------------------------------------------
    Total Non-Cash Charges                   108      48       55      138       349         38      48       55               141
  Other (G&G and Lease Rentals)               63      73       85       91       312         74      86      142               302
-------------------------------------------------------------------------------------  --------------------------------------------
Total Exploration Charges                    171     121      140      229       661        112     134      197               443
=====================================================================================  ============================================
Depreciation, Depletion and
  Amortization (DD&A) ($ Millions)           819     755      823      915     3,312        910   1,659    1,860             4,429
-------------------------------------------------------------------------------------  --------------------------------------------


                                                          CONOCOPHILLIPS
                               ================================================================================
                                                             U.S. E&P


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
U.S. E&P Net Income ($ Millions)             892     966    1,107    1,323     4,288      1,181   1,300      995             3,476
=====================================================================================  ============================================
 Alaska ($ Millions)                         532     572      730      718     2,552        692     760      425             1,877
-------------------------------------------------------------------------------------  --------------------------------------------
 Lower 48 ($ Millions)                       360     394      377      605     1,736        489     540      570             1,599
-------------------------------------------------------------------------------------  --------------------------------------------
Production
Total U.S. (MBOE/D)                          648     631      617      636       633        636     894      846               793
-------------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Alaska                                     309     297      281      291       294        283     279      234               265
  Lower 48                                    62      63       56       54        59         64     120      119               101
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                    371     360      337      345       353        347     399      353               366
=====================================================================================  ============================================
Sales of crude oil produced (MB/D)           386     352      352      337       357        363     398      355               372
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)*
  Alaska                                      24      16       18       21        20         22      20       11                18
  Lower 48                                    27      31       30       31        30         29      70       75                58
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                     51      47       48       52        50         51      90       86                76
=====================================================================================  ============================================
 *Includes reinjection volumes sold
  lease-to-lease:                             13       1        8       13         9         14      14        7                11
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas (MMCF/D)
  Alaska                                     185     148      173      172       169        163     163      123               150
  Lower 48                                 1,169   1,195    1,218    1,264     1,212      1,264   2,265    2,320             1,953
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                  1,354   1,343    1,391    1,436     1,381      1,427   2,428    2,443             2,103
=====================================================================================  ============================================
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Alaska
    North Slope                            38.93   43.92    53.30    52.34     46.95      52.92   59.89    62.85             58.43
-------------------------------------------------------------------------------------  --------------------------------------------
    West Coast                             44.15   49.22    58.70    57.61     52.24      58.87   66.02    69.66             64.48
-------------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                                 41.29   43.58    50.00    46.62     45.24      52.21   59.63    62.45             59.21
-------------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                               43.69   48.21    57.31    55.86     51.09      57.70   64.09    67.25             63.05
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids ($/bbl)
  Alaska                                   44.33   49.20    57.11    57.58     51.30      58.88   65.25    67.12             62.77
-------------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                                 30.96   31.22    39.92    42.89     36.43      38.20   38.29    41.34             39.60
-------------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                               34.68   37.26    43.95    45.94     40.40      43.00   40.45    42.68             41.86
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas ($/mcf)
  Alaska                                    2.96    2.49     2.57     3.01      2.75       3.58    3.42     3.36              3.47
-------------------------------------------------------------------------------------  --------------------------------------------
  Lower 48                                  5.66    6.20     7.67     9.37      7.28       7.50    5.81     6.00              6.25
-------------------------------------------------------------------------------------  --------------------------------------------
  Total U.S.                                5.57    6.07     7.48     9.17      7.12       7.42    5.78     5.98              6.21
-------------------------------------------------------------------------------------  --------------------------------------------
Kenai, Alaska LNG Sales
  Volume (MMCF/D)                            132      96      123      118       117        128     126      110               122
-------------------------------------------------------------------------------------  --------------------------------------------
  Sales price per MCF                       5.27    5.24     5.90     6.36      5.71       6.45    5.16     6.16              5.91
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. Exploration Charges ($ Millions)
  Dry Holes                                   74       8       (2)       3        83          8       3        8                19
  Lease Impairments                           10       9        9       10        38          8      15       13                36
-------------------------------------------------------------------------------------  --------------------------------------------
    Total Non-Cash Charges                    84      17        7       13       121         16      18       21                55
  Other (G&G and Lease Rentals)               12      17       19        7        55         14       1       66                81
-------------------------------------------------------------------------------------  --------------------------------------------
Total U.S. Exploration Charges                96      34       26       20       176         30      19       87               136
=====================================================================================  ============================================
Alaska Only                                   85      13       11        1       110         18      (7)      50                61
-------------------------------------------------------------------------------------  --------------------------------------------
DD&A ($ Millions)
    Alaska                                   133     134      126      142       535        132     135      137               404
    Lower 48                                 219     172      243      231       865        251     634      784             1,669
-------------------------------------------------------------------------------------  --------------------------------------------
      Total U.S.                             352     306      369      373     1,400        383     769      921             2,073
=====================================================================================  ============================================


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                               INTERNATIONAL E&P


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
 International E&P
  Net Income ($ Millions)                    895     963    1,181    1,103     4,142      1,372   2,004      909             4,285
=====================================================================================  ============================================

Production
Total, Including Equity Affiliates
  and Canadian Syncrude (MBOE/D)             952     906      904      954       929        974   1,240    1,190             1,136
-------------------------------------------------------------------------------------  --------------------------------------------
Crude Oil and Condensate (MB/D)
  Consolidated
    Norway                                   207     195      198      188       197        188     192      190               190
    United Kingdom                            61      60       56       62        60         62      57       50                56
    Canada                                    23      23       22       22        23         22      27       26                25
    China                                     22      25       22       23        23         25      34       36                32
    Indonesia                                 21      16       10       13        15         14      14       11                13
    Vietnam                                   27      26       30       37        29         31      22       24                25
    Timor Sea                                 36      21       38       36        33         39      39       40                39
    Libya                                      -       -        -        -         -          -      74       71                49
    Other                                     54      54       53       51        53         49      66       64                60
  Equity affiliates                          120     123      124      116       121        126     121      104               117
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                      571     543      553      548       554        556     646      616               606
=====================================================================================  ============================================
Sales of crude oil produced (MB/D)           554     580      531      579       561        550     642      598               597
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids (MB/D)
  Norway                                      10       9       10       11         9         11       8        9                 9
  Canada                                      10      10       10       10        10          9      30       28                23
  Timor Sea                                   17       9       20       19        16         20      20       20                20
  Other                                        6       5        4        7         6          6       4        3                 4
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                       43      33       44       47        41         46      62       60                56
=====================================================================================  ============================================
Natural Gas (MMCF/D)
  Consolidated
    Norway                                   298     268      259      264       272        269     260      260               263
    United Kingdom                           824     741      588      851       751        851     796      665               770
    Canada                                   417     422      429      430       425        424   1,204    1,154               930
    China                                      -       -        -        -         -          -      10        8                 6
    Timor Sea                                 35      35       35       33        34        144     251      300               232
    Indonesia                                273     287      303      330       298        294     323      342               320
    Vietnam                                   18      14       20       19        18         24      19       20                21
    Other                                     76      81       74      105        84        121     207      187               173
  Equity affiliates                            5       7       10        3         7         11      10        8                 9
-------------------------------------------------------------------------------------  --------------------------------------------
    Total                                  1,946   1,855    1,718    2,035     1,889      2,138   3,080    2,944             2,724
=====================================================================================  ============================================
Canadian Syncrude (MB/D)                      14      21       21       20        19         16      19       23                20
-------------------------------------------------------------------------------------  --------------------------------------------
Darwin, Australia LNG Sales (MMCF/D)           -       -        -        -         -        136     305      411               285
-------------------------------------------------------------------------------------  --------------------------------------------


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                         INTERNATIONAL E&P (continued)


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Average Realized Prices
Crude Oil and Condensate ($/bbl)
  Consolidated
    Norway                                 45.52   50.21    60.42    56.36     53.18      61.36   68.64    68.48             66.11
    United Kingdom                         49.47   48.02    60.83    54.87     53.13      59.13   65.32    64.67             63.61
    Canada                                 36.96   41.09    54.74    46.44     44.70      44.28   60.86    61.00             56.03
    China                                  41.51   46.95    51.89    49.86     47.85      57.90   66.68    64.68             63.70
    Indonesia                              46.51   47.57    61.77    47.00     49.45      57.94   58.15    62.69             59.34
    Vietnam                                47.77   53.32    58.52    52.77     53.23      62.34   68.53    71.35             67.00
    Timor Sea                              47.99   50.90    59.03    52.90     52.95      60.37   66.98    66.84             64.69
    Libya                                      -       -        -        -         -          -   68.07    67.75             67.90
    Other                                  44.56   50.11    60.99    57.03     52.93      62.95   69.20    70.39             67.80
  Equity affiliates                        30.38   36.11    45.25    38.90     37.79      43.38   52.28    46.98             47.36
  Total                                    42.77   46.16    56.19    51.41     49.09      55.92   64.50    63.73             61.63
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids ($/bbl)
  Norway                                   30.63   28.20    37.29    33.81     32.45      42.55   40.99    43.91             42.39
  Canada                                   37.37   37.66    44.22    49.63     42.20      46.21   46.73    46.16             46.42
  Timor Sea                                34.40   35.99    40.45    47.29     40.11      46.68   41.35    45.63             44.45
  Other                                    21.34   22.30    26.63    20.30     22.17      27.16   33.82    26.79             29.59
  Total                                    32.35   32.03    39.29    40.04     36.25      43.25   43.28    44.89             43.84
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas ($/mcf)
  Consolidated
    Norway                                  5.03    5.30     5.13     6.40      5.46       7.28    7.09     7.48              7.28
    United Kingdom                          5.54    5.01     4.92     7.64      5.89       8.81    6.84     7.08              7.63
    Canada                                  5.33    6.14     7.54     9.86      7.25       6.28    5.47     5.43              5.57
    China                                      -       -        -        -         -          -    1.90     4.11              2.91
    Timor Sea                               0.52    0.52     0.56     0.61      0.55       0.67    0.65     0.69              0.67
    Indonesia                               5.08    5.96     6.73     6.23      6.03       7.45    7.53     6.71              7.21
    Vietnam                                 1.04    1.04     1.05     1.07      1.05       1.07    1.07     1.07              1.07
    Other                                   0.70    0.59     0.66     0.72      0.67       0.82    2.57     2.04              1.97
  Equity affiliates                         0.25    0.32     0.20     0.28      0.26       0.23    0.36     0.32              0.30
  Total                                     5.03    5.15     5.57     7.16      5.76       7.13    5.90     5.85              6.21
-------------------------------------------------------------------------------------  --------------------------------------------
International Exploration Charges ($ Millions)
  Dry Holes                                   14      22       34       80       150         11      12       10                33
  Lease Impairments                           10       9       14       45        78         11      18       24                53
-------------------------------------------------------------------------------------  --------------------------------------------
    Total Non-Cash Charges                    24      31       48      125       228         22      30       34                86
  Other (G&G and Lease Rentals)               51      56       66       84       257         60      85       76               221
-------------------------------------------------------------------------------------  --------------------------------------------
Total International Exploration Charges       75      87      114      209       485         82     115      110               307
=====================================================================================  ============================================
DD&A ($ Millions)                            467     449      454      542     1,912        527     890      939             2,356
-------------------------------------------------------------------------------------  --------------------------------------------


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                                      R&M


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
R&M Net Income ($ Millions)                  700   1,110    1,390      973     4,173        390   1,708    1,464             3,562
=====================================================================================  ============================================
 United States ($ Millions)                  570     936    1,096      727     3,329        297   1,433    1,444             3,174
-------------------------------------------------------------------------------------  --------------------------------------------
 International ($ Millions)                  130     174      294      246       844         93     275       20               388
-------------------------------------------------------------------------------------  --------------------------------------------
Market Indicators
U.S. East Coast Crack Spread ($/bbl)        6.40    8.80    14.81     9.32      9.83       7.52   15.21    10.54             11.09
U.S. Gulf Coast Crack Spread ($/bbl)        6.37    9.63    17.42    10.27     10.92       8.28   17.26    11.00             12.18
U.S. Group Central Crack Spread ($/bbl)     7.92   11.51    17.06    11.93     12.10       9.81   19.60    17.75             15.72
U.S. West Coast Crack Spread ($/bbl)       19.61   22.20    26.61    16.29     21.18      18.87   32.47    21.70             24.35
U.S. Weighted 3:2:1 Crack Spread ($/bbl)    9.24   12.35    18.51    11.69     12.95      10.56   20.39    14.86             15.27
NW Europe Crack Spread ($/bbl)             11.14   15.09    16.53    13.68     14.11      10.18   15.20    14.18             13.19
Singapore 3:1:2 Crack Spread ($/bbl)       13.23   13.95    16.70    12.43     14.08      10.58   19.30    15.13             15.00
U.S. Wholesale Gasoline Mktg Mrgn ($/bbl)   0.16    2.05     0.70     2.63      1.38       0.71    1.83     5.75              2.76
-------------------------------------------------------------------------------------  --------------------------------------------
Realized Margins
Refining Margin ($/bbl)
  U.S.                                     10.11   11.23    14.61    12.71     12.17      10.18   17.23    14.10             13.98
  International                             8.43    8.89    11.19     8.95      9.38       5.30    7.64     6.46              6.59
-------------------------------------------------------------------------------------  --------------------------------------------
Marketing Margin ($/bbl)
  U.S.                                      0.46    2.01     0.18     2.52      1.28       0.12    0.48     2.81              1.16
  International                             5.61    8.56     6.80     8.62      7.43       6.07    6.67    11.17              8.00
-------------------------------------------------------------------------------------  --------------------------------------------
DD&A ($ Millions)                            194     197      197      230       818        239     253      246               738
-------------------------------------------------------------------------------------  --------------------------------------------
Turnaround Expense ($ Millions)              108     106       53       86       353        163     115       42               320
-------------------------------------------------------------------------------------  --------------------------------------------
Eastern U.S.
Crude Oil Charge Input (MB/D)                403     414      409      416       410        354     281      377               337
Total Charge Input (MB/D)                    449     454      456      446       451        359     309      418               362
Crude Oil Capacity Utilization (%)           95%     98%      97%      98%       97%        84%     66%      89%               80%
Clean Product Yield (%)                      92%     88%      89%      91%       90%        90%     87%      88%               88%
-------------------------------------------------------------------------------------  --------------------------------------------
U.S. Gulf Coast
Crude Oil Charge Input (MB/D)                659     715      596      397       591        529     681      730               647
Total Charge Input (MB/D)                    733     835      674      467       676        587     777      822               730
Crude Oil Capacity Utilization (%)           92%    100%      83%      55%       83%        72%     93%     100%               88%
Clean Product Yield (%)                      73%     79%      80%      80%       78%        74%     81%      83%               80%
-------------------------------------------------------------------------------------  --------------------------------------------
Central U.S.
Crude Oil Charge Input (MB/D)                538     594      620      619       594        571     619      600               597
Total Charge Input (MB/D)                    577     625      653      666       630        613     663      638               638
Crude Oil Capacity Utilization (%)           84%     93%      97%      97%       93%        89%     97%      94%               93%
Clean Product Yield (%)                      86%     84%      85%      85%       85%        84%     86%      85%               85%
-------------------------------------------------------------------------------------  --------------------------------------------
Western U.S.
Crude Oil Charge Input (MB/D)                357     410      415      421       401        386     419      420               409
Total Charge Input (MB/D)                    382     431      439      445       425        419     443      446               436
Crude Oil Capacity Utilization (%)           90%    101%     102%     104%      100%        94%    101%     102%               99%
Clean Product Yield (%)                      80%     82%      79%      79%       80%        79%     81%      80%               80%
-------------------------------------------------------------------------------------  --------------------------------------------
TOTAL UNITED STATES
Crude Oil Charge Input (MB/D)              1,957   2,133    2,040    1,853     1,996      1,840   2,000    2,127             1,990
Total Charge Input (MB/D)                  2,141   2,345    2,222    2,024     2,182      1,978   2,192    2,324             2,166
Crude Oil Capacity Utilization (%)           90%     98%      93%      85%       92%        83%     91%      96%               90%
Clean Product Yield (%)                      82%     83%      83%      84%       83%        81%     83%      84%               83%
-------------------------------------------------------------------------------------  --------------------------------------------
Refined Products Production (MB/D)
Gasoline                                     968   1,071    1,030      949     1,004        890   1,031    1,084             1,002
Distillates                                  599     655      640      583       619        538     601      655               598
Aviation Fuel                                166     174      153      135       157        146     163      166               158
Other                                        414     449      400      370       406        414     403      429               415
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                    2,147   2,349    2,223    2,037     2,186      1,988   2,198    2,334             2,173
=====================================================================================  ============================================
Petroleum Products Sales (MB/D)
Gasoline                                   1,302   1,426    1,397    1,368     1,374      1,258   1,300    1,369             1,309
Distillates                                  642     680      725      653       675        626     620      668               638
Aviation Fuel                                198     214      203      189       201        187     200      180               189
Other                                        461     566      526      521       519        517     555      519               530
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                    2,603   2,886    2,851    2,731     2,769      2,588   2,675    2,736             2,666
=====================================================================================  ============================================


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                                R&M (continued)


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
International - Consolidated*
Crude Oil Charge Input (MB/D)                294     259      289      291       283        357     505      474               446
Total Charge Input (MB/D)                    307     266      305      310       297        369     550      503               474
Crude Oil Capacity Utilization (%)          101%     89%      99%     100%       97%        94%     92%      86%               90%
Clean Product Yield (%)                      79%     76%      82%      82%       80%        71%     64%      69%               68%
-------------------------------------------------------------------------------------  --------------------------------------------
International - Equity Affiliates - Net Share**
Crude Oil Charge Input (MB/D)                134     143      142      144       141        133     144      143               140
Total Charge Input (MB/D)                    137     147      145      145       144        137     149      149               145
Crude Oil Capacity Utilization (%)           98%    105%     105%     106%      103%        94%    102%     102%               99%
Clean Product Yield (%)                      83%     82%      80%      83%       82%        82%     82%      81%               82%
-------------------------------------------------------------------------------------  --------------------------------------------
TOTAL INTERNATIONAL
Crude Oil Charge Input (MB/D)                428     402      431      435       424        490     649      617               586
Total Charge Input (MB/D)                    444     413      450      455       441        506     699      652               619
Crude Oil Capacity Utilization (%)          100%     94%     101%     102%       99%        94%     94%      89%               92%
Clean Product Yield (%)                      80%     78%      81%      82%       80%        74%     68%      72%               71%
-------------------------------------------------------------------------------------  --------------------------------------------
Refined Products Production (MB/D)
Gasoline                                     141     115      143      152       138        142     165      165               157
Distillates                                  186     178      191      191       186        215     284      271               257
Aviation Fuel                                 21      21       24       24        22         13      13       17                14
Other                                         95      96       90       91        93        130     233      190               185
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                      443     410      448      458       439        500     695      643               613
=====================================================================================  ============================================
Petroleum Products Sales (MB/D)
Gasoline                                     185     176      178      175       178        197     225      204               209
Distillates                                  221     212      216      224       218        319     379      352               350
Aviation Fuel                                  7      10       12        8         9         20      18       22                20
Other                                         82      79       64       83        77        159     249      171               193
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                      495     477      470      490       482        695     871      749               772
=====================================================================================  ============================================
Worldwide - Including Net Share of Equity Affiliates
Crude Oil Charge Input (MB/D)              2,385   2,535    2,471    2,288     2,420      2,330   2,649    2,744             2,576
Total Charge Input (MB/D)                  2,585   2,758    2,672    2,479     2,623      2,484   2,891    2,976             2,785
Crude Oil Capacity Utilization (%)           92%     97%      95%      88%       93%        85%     91%      95%               91%
Clean Product Yield (%)                      82%     82%      83%      84%       82%        79%     80%      81%               80%
-------------------------------------------------------------------------------------  --------------------------------------------
Refined Products Production (MB/D)
Gasoline                                   1,109   1,186    1,173    1,101     1,142      1,032   1,196    1,249             1,159
Distillates                                  785     833      831      774       805        753     885      926               855
Aviation Fuel                                187     195      177      159       179        159     176      183               172
Other                                        509     545      490      461       499        544     636      619               600
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                    2,590   2,759    2,671    2,495     2,625      2,488   2,893    2,977             2,786
=====================================================================================  ============================================
Petroleum Products Sales (MB/D)
Gasoline                                   1,487   1,602    1,575    1,543     1,552      1,455   1,525    1,573             1,518
Distillates                                  863     892      941      877       893        945     999    1,020               988
Aviation Fuel                                205     224      215      197       210        207     218      202               209
Other                                        543     645      590      604       596        676     804      690               723
-------------------------------------------------------------------------------------  --------------------------------------------
  Total                                    3,098   3,363    3,321    3,221     3,251      3,283   3,546    3,485             3,438
=====================================================================================  ============================================

* Represents our Humber refinery in the United Kingdom, the Whitegate refinery in Ireland, and, effective March 1, 2006, our Wilhelmshaven refinery in Germany.

** Represents 18.75 percent interest in a refinery complex in Karlsruhe, Germany; 16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery in Melaka, Malaysia.


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                               LUKOIL INVESTMENT

                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
LUKOIL Investment
  Net Income ($ Millions)                    110     148      267      189       714        249     387      487             1,123
=====================================================================================  ============================================
Upstream
Production*
Net crude oil production (MB/D)              190     215      253      281       235        306     346      388               347
Net natural gas production (MMCF/D)           67      50       79       72        67         98     343      288               244
BOE Total (MBOE/D)                           201     223      266      293       246        322     403      436               388
-----------------------------------------------------------------------------------------------------------------------------------
 * Represents our estimated net share of LUKOIL's production.

Industry Prices
Crude Oil ($/bbl)
  Urals crude (CIF Mediterranean)          43.21   48.49    57.39    54.07     50.87      58.25   64.85    65.81             62.97
-------------------------------------------------------------------------------------  --------------------------------------------
Downstream
Refinery Throughput*
Crude Processed (MB/D)                        92     101      138      156       122        163     168      164               165
-------------------------------------------------------------------------------------  --------------------------------------------
 * Represents our estimated net share of LUKOIL's crude processed.





                                                                         MIDSTREAM


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Midstream Net Income ($ Millions)            385      68       88      147       688        110     108      169               387
=====================================================================================  ============================================
U.S. Equity Affiliate ($ Millions)*          359      51       76      105       591         93      91      128               312
-------------------------------------------------------------------------------------  --------------------------------------------
Natural Gas Liquids Extracted (MB/D)
Consolidated
  United States                               23      21       23       22        22         23      22       23                23
  International                               53      44        5        -        25          -       -        -                 -
Equity Affiliates
  United States*                             110     112      171      172       142        178     183      180               180
  International                                6       6        6        6         6          6       6        7                 6
-------------------------------------------------------------------------------------  --------------------------------------------
Total                                        192     183      205      200       195        207     211      210               209
=====================================================================================  ============================================

* Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.

Natural Gas Liquids Fractionated (MB/D)
United States*                               149     131      123      127       132        141     125      124               130
International                                 64      55       15       10        36         11      14       14                13
-------------------------------------------------------------------------------------  --------------------------------------------
Total                                        213     186      138      137       168        152     139      138               143
=====================================================================================  ============================================
 * Excludes DEFS.

Product Prices
Weighted Average NGL ($/bbl)*
  Consolidated                             31.95   32.49    39.60    42.70     36.68      37.64   41.73    44.10             41.16
  DEFS                                     30.61   31.33    38.31    41.84     35.52      37.29   41.18    43.00             40.49
-------------------------------------------------------------------------------------  --------------------------------------------

* Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.


DD&A ($ Millions)                              9       8        7        8        32          7       8        7                22
-------------------------------------------------------------------------------------  --------------------------------------------


                                                                CONOCOPHILLIPS
                                ================================================================================
                                                                  CHEMICALS



                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Chemicals
  Net Income (Loss) ($ Millions)             133      63       13      114       323        149     103      142               394
=====================================================================================  ============================================
Industry Margins (Cents/Lb)*
Ethylene industry cash margin               18.1    12.8      8.8     21.1      15.2       20.5    14.3     17.0              17.3
HDPE industry contract sales margin         12.1    12.0      8.2     12.9      11.3       15.9    14.0     13.9              14.6
Styrene industry contract sales margin      13.9    13.6     12.4     12.3      13.1       12.5    11.9     11.3              11.9
-------------------------------------------------------------------------------------  --------------------------------------------

* Prices, economics and views expressed by CMAI are strictly the opinion of CMAI and Purvin & Gertz and are based on information collected within the public sector and on assessments by CMAI and Purvin & Gertz staff utilizing reasonable care consistent with normal industry practice. CMAI and Purvin &
     Gertz make no guarantee or warranty and assume no liability as to their use.


                                                                  EMERGING BUSINESSES


                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Emerging Businesses
  Net Income (Loss) ($ Millions)              (8)     (8)       -       (5)      (21)         8     (12)      11                 7
=====================================================================================  ============================================
Detail of Net Income (Loss) ($ Millions)
Technology Solutions                          (2)     (4)      (5)      (5)      (16)       (12)     (4)      (3)              (19)
Gas-to-Liquids                                (7)     (7)      (4)      (5)      (23)        (4)     (3)      (4)              (11)
Power                                          2       9       17       15        43         31       3       26                60
Other                                         (1)     (6)      (8)     (10)      (25)        (7)     (8)      (8)              (23)
-------------------------------------------------------------------------------------  --------------------------------------------
Total                                         (8)     (8)       -       (5)      (21)         8     (12)      11                 7
=====================================================================================  ============================================

CORPORATE AND OTHER

                                                           2005                                           2006
                                        ---------------------------------------------  --------------------------------------------
                                         1st Qtr 2nd Qtr  3rd Qtr  4th Qtr       YTD    1st Qtr 2nd Qtr  3rd Qtr  4th Qtr      YTD
                                        ---------------------------------------------  --------------------------------------------
Corporate and Other
  Net Income (Loss) ($ Millions)            (195)   (172)    (246)    (165)     (778)      (168)   (412)    (301)             (881)
=====================================================================================  ============================================
Detail of Net Income (Loss) ($ Millions)
Net interest expense *                      (106)    (90)    (139)    (132)     (467)       (93)   (267)    (242)             (602)
Corporate overhead                           (58)    (46)     (64)     (15)     (183)       (26)    (39)     (35)             (100)
Discontinued operations                      (11)      7       (4)     (15)      (23)         -       -        -                 -
Acquisition-related expenses                   -       -        -        -         -         (5)    (39)     (32)              (76)
Accounting change                              -       -        -        -         -          -       -        -                 -
Other *                                      (20)    (43)     (39)      (3)     (105)       (44)    (67)       8              (103)
-------------------------------------------------------------------------------------  --------------------------------------------
Total                                       (195)   (172)    (246)    (165)     (778)      (168)   (412)    (301)             (881)
=====================================================================================  ============================================
* Amounts in periods prior to 3rd Quarter 2006 have been reclassified to conform to current period presentation.

Before-Tax Net Interest Expense ($ Millions)
Interest expense                            (226)   (219)    (223)    (224)     (892)      (226)   (468)    (417)           (1,111)
Capitalized interest                          88      91      102      114       395        111     107      110               328
Interest revenue                              25      24       28       36       113         30      35       38               103
Receivables monetization related              (1)      -        -        -        (1)         -       -        -                 -
Premium on early debt retirement              (9)      -      (50)     (51)     (110)         -       -        -                 -
-------------------------------------------------------------------------------------  --------------------------------------------
                                            (123)   (104)    (143)    (125)     (495)       (85)   (326)    (269)             (680)
=====================================================================================  ============================================
Debt
Total Debt ($ Millions)                   14,012  14,013   13,497   12,516    12,516     32,193  29,510   27,807            27,807
Debt-to-Capital Ratio                        23%     22%      21%      19%       19%        30%     27%      25%               25%
-------------------------------------------------------------------------------------  --------------------------------------------